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                                                                     Exhibit (j)


                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 1 to Registration Statement on Form N-1A under the Securities Act of 1933, filed under Registration Statement No. 333-87521, of our report dated November 26, 1999, relating to the RREEF Securities Trust and to the reference to us under the heading "Independent Auditors", included in such Registration Statement.

DELOITTE & TOUCHE LLP

Chicago, Illinois

February 7, 2000